GREEN FOREST MANAGEMENT CONSULTING INC.

FORM OF PROMISSORY NOTE

TWD $200,301,985

Dated: December 27, 2013

For value received, and pursuant to the Land Sale and Purchase Agreement dated December 27, 2013, Green Forest Management Consulting Inc. promises to pay the seller of certain lots of land in Zaoqiao Township and Touwu Township, Miaoli County, Taiwan (R.O.C.), Yu, Chien-Yang (the “Land Seller”) the sum of Two Hundred Million Three Hundred One Thousand Nine Hundred Eighty Five New Taiwan Dollars (TWD $200,301,985). The Land Seller’s ownership interest in this Promissory Note is detailed on Annex A to this Promissory Note.

The sum shall be repaid to the Land Seller on or before December 27, 2013 according to the instructions of the Land Seller.

Green Forest Management Consulting Inc.

By:	/s/ Chiang, Yu-Chang
Chiang, Yu-Chang
Director
Green Forest Management Consulting Inc.
Rm. B302C, 3F.-2, No. 185, Kewang Rd.
Longtan Township, Taoyuan County 325
Taiwan (R.O.C.)

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Annex A

PROMISSORY NOTE HOLDERS

Note Holder	Land Lot	Land Number	(m2)	Total Area of Registered Land	Value of Interest (TWD)
Yu, Chien-Yang	Dataoping Section, Zaoqiao Township	86-1、86-3、90、698-1、699-6、699-7、699-8、699-9、699-10、699-11、699-18、699-27	35,251	76,435	$200,301,985

	Laotianliao Section, Touwu Township	414-2、414-3、421-1、426、432-12、432-11	41,184

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